Exhibit 31.2

CERTIFICATION

I, Michael J. Loiacono, certify that:

1.	I have reviewed this Form 10-QSB of Global Axcess Corp;

2.
Based on my knowledge, this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances under which such statements were made, not  misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other  financial information included in this report, fairly present in  all material respects the financial condition, results of  operations and cash flows of the small business issuer as of, and  for, the periods presented in this report;

4.
The small business issuer's other certifying officer(s) and I are  responsible for establishing and maintaining disclosure controls  and procedures (as defined in Exchange Act Rules 13a-15(e) and  15d-15(e)) and internal control over financial reporting (as  defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the  small business issuer and have:

(a)
Designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the  small business issuer, including its consolidated subsidiaries, is  made known to us by others within those entities, particularly  during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused  such internal control over financial reporting to be designed  under our supervision, to provide reasonable assurance regarding  the reliability of financial reporting and the preparation of  financial statements for external purposes in accordance with  generally accepted accounting principles;

(c)
Evaluated the effectiveness of the small business issuer's  disclosure controls and procedures and presented in this report  our conclusions about the effectiveness of the disclosure controls  and procedures, as of the end of the period covered by this report  based on such evaluation; and

(d)
Disclosed in this report any change in the small business issuer's  internal control over financial reporting that occurred during the  small business issuer's most recent fiscal quarter (the small  business issuer's fourth fiscal quarter in the case of an annual  report) that has materially affected, or is reasonably likely to  materially affect, the small business issuer's internal control  over financial reporting; and

5.
The small business issuer's other certifying officer(s) and I have  disclosed, based on our most recent evaluation of internal control  over financial reporting, to the small business issuer's auditors  and the audit committee of the small business issuer's board of  directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design  or operation of internal control over financial reporting which  are reasonably likely to adversely affect the small business  issuer's ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August 7, 2007

/s/ Michael J. Loiacono
Michael J. Loiacono Chief Financial Officer and Chief Accounting Officer